EXHIBIT 10.3

THIS WARRANT AND THE SHARES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE AND, EXCEPT AS SET FORTH IN SECTIONS 5.3 AND 5.4 BELOW, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS AND UNTIL REGISTERED UNDER SAID ACT AND LAWS OR IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY, SUCH OFFER, SALE, PLEDGE OR OTHER TRANSFER IS EXEMPT FROM SUCH REGISTRATION.

WARRANT TO PURCHASE STOCK

Company:

Aspen Group, Inc., a Delaware corporation

Class of Stock:

Common Stock

Number of Shares:

224,174

Warrant Price:

$6.87 per share, subject to adjustment as provided herein

Issue Date:

July 25, 2017

Expiration Date:

Five (5) years from the Issue Date

Credit Facility:

This Warrant to Purchase Stock (“Warrant”) is issued in connection with, and as consideration for, that certain Loan and Security Agreement of even date herewith between Runway Growth Credit Fund Inc. and the Company (as amended and/or modified and in effect from time to time, the “Loan Agreement”).

THIS WARRANT TO PURCHASE STOCK certifies that, for good and valuable consideration, Runway Growth Credit Fund Inc. (together with any successor or permitted assignee or transferee of this Warrant or of any shares issued upon exercise hereof, “Holder”) is entitled to purchase the number of fully paid and non-assessable shares (the “Shares”) of the above-stated class, series and type of stock (the “Class”) of the above-named company (the “Company”) at the above-stated Warrant Price, all as set forth above and as adjusted pursuant to Section 2 of this Warrant, subject to the provisions and upon the terms and conditions set forth in this Warrant.

SECTION 1.  EXERCISE.

1.1

Method of Exercise.   Holder may, at any time and from time to time following the earlier of (i) the six (6) month anniversary of the Issue Date, (ii) an Acquisition (as defined below) or (iii) a Qualified Financing (as defined below), exercise this Warrant, in whole or in part, by delivering to the Company the original of this Warrant together with a duly executed Notice of Exercise in substantially the form attached hereto as Appendix 1 and, unless Holder is exercising this Warrant pursuant to a cashless exercise set forth in Section 1.2, a check, wire transfer of same-day funds (to an account designated by the Company), or other form of payment acceptable to the Company for the aggregate Warrant Price for the Shares being purchased.  For purposes of this Warrant, a “Qualified Financing” shall mean a transaction or series of transactions pursuant to which the Company issues and sells shares of its capital stock (or securities convertible into or exerciseable for any shares of, any class of its capital stock) after the Issue Date for aggregate gross proceeds of at least $1,000,000 (including any proceeds from the incurrence of indebtedness that is converted into such capital stock, or otherwise cancelled in consideration for the issuance of such capital stock) with the principal purpose of raising capital.

1.2

Cashless Exercise.  On any exercise of this Warrant, in lieu of payment of the aggregate Warrant Price in the manner as specified in Section 1.1 above, but otherwise in accordance with the requirements of Section 1.1, Holder may elect to receive Shares equal to the value of this Warrant, or portion hereof as to which this Warrant is being exercised.  Thereupon, the Company shall issue to Holder such number of fully paid and non-assessable Shares as are computed using the following formula:

X = Y(A-B)/A

where:

X =

the number of Shares to be issued to Holder;

Y =

the number of Shares with respect to which this Warrant is being exercised (inclusive of the Shares surrendered to the Company in payment of the aggregate Warrant Price);

A =

the Fair Market Value (as determined pursuant to Section 1.3 below) of one Share; and

B =

the Warrant Price.

1.3

Fair Market Value.   For purposes of this Warrant, the “Fair Market Value” shall mean the following: If the Company’s common stock is then traded or quoted on a nationally recognized securities exchange, inter-dealer quotation system or over-the-counter market (a “Trading Market”), the fair market value of a Share shall be the closing price or last sale price of a share of the Company’s common stock reported for the Business Day immediately before the date on which Holder delivers this Warrant together with its Notice of Exercise to the Company.  If the Company’s common stock is not traded in a Trading Market, the Board of Directors of the Company shall determine the fair market value of a Share in its reasonable good faith judgment.

1.4

Delivery of Certificate and New Warrant.  Within a reasonable time after Holder exercises this Warrant in the manner set forth in Section 1.1 or 1.2 above, the Company shall deliver, or cause to be delivered, to Holder a certificate, or evidence of a book-entry interest, representing the Shares issued to Holder upon such exercise and, if this Warrant has not been fully exercised and has not expired, a new warrant of like tenor representing the Shares not so acquired.

1.5

Replacement of Warrant.  On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form, substance and amount to the Company or, in the case of mutilation, on surrender of this Warrant to the Company for cancellation, the Company shall, within a reasonable time, execute and deliver to Holder, in lieu of this Warrant, a new warrant of like tenor and amount.

1.6

Treatment of Warrant Upon Acquisition of Company.

(a)

As used in this warrant, “Acquisition” means any transaction or series of related transactions involving: (i) the sale, lease, exclusive license, or other disposition of all or substantially all of the assets of the Company (ii) any merger or consolidation of the Company into or with another person or entity (other than a merger or consolidation effected exclusively to change the Company’s domicile), or any other corporate reorganization, in each case, which the stockholders of the Company in their capacity as such immediately prior to such merger, consolidation or reorganization, own less than a majority of the Company’s (or the surviving or successor entity’s) outstanding voting power immediately after such merger, consolidation or reorganization; or (iii) any sale or other transfer by the stockholders of the Company of shares representing at least a majority of the Company’s then-total outstanding combined voting power in one or a series of related transactions.

(b)

In the event of an Acquisition in which the consideration to be received by the Company’s stockholders consists solely of cash, solely of Marketable Securities or a combination of cash and Marketable Securities (a “Cash/Public Acquisition”), and the fair market value of one Share as determined in accordance with Section 1.3 above would be greater than the Warrant Price in effect on such date immediately prior to such Cash/Public Acquisition, and Holder has not exercised this Warrant pursuant to Section 1.1 or Section 1.2 above as to all Shares, then this Warrant shall automatically be deemed to be Cashless Exercised pursuant to Section 1.2 above as to all Shares for which it shall not previously have been exercised effective immediately prior to and contingent upon the consummation of a Cash/Public Acquisition. In connection with such Cashless Exercise, Holder shall be deemed to have restated each of the representations and warranties in Section 4 of the Warrant as of the date thereof and the Company shall promptly notify the Holder of the number of Shares (or such other securities) issued upon exercise. In the event of a Cash/Public Acquisition where the fair market value of one Share as determined in accordance with Section 1.3 above would be less than the Warrant Price in effect immediately prior to such Cash/Public Acquisition, then this Warrant will expire immediately prior to the consummation of such Cash/Public Acquisition.

(c)

Upon the closing of any Acquisition other than a Cash/Public Acquisition, either (i) the acquiring, surviving or successor entity shall assume this Warrant and the obligations of the Company hereunder, and this Warrant shall, from and after such closing, be exercisable for the same class, number and kind of securities, cash and other property as would have been paid for or in respect of the Shares issuable (as of immediately prior to such closing) upon exercise in full hereof as if such Shares had been issued and outstanding on and as of such closing, at an aggregate Warrant Price equal to the aggregate Warrant Price in effect as of immediately prior to such closing; and subject to further adjustment thereafter from time to time in accordance with the provisions of this Warrant, or (ii) if the successor or surviving entity shall not have assumed this Warrant, then the aggregate Warrant Price shall be reduced to the greater of (A) One Dollar ($1.00), or (B) the aggregate par value of all Shares issuable hereunder as of immediately prior to the closing of such Acquisition, and this Warrant shall be deemed to have been exercised in full pursuant to Section 1.2 above as of immediately prior to the closing of such Acquisition.

(d)

As used in this Warrant, “Marketable Securities” means securities meeting all of the following requirements: (i) the issuer thereof is then subject to the reporting requirements of Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is then current in its filing of all required reports and other information under the Act and the Exchange Act; (ii) the class and series of shares or other security of the issuer that would be received by Holder in connection with the Acquisition were Holder to exercise this Warrant on or prior to the closing thereof is then traded in a Trading Market, and (iii) following the closing of such Acquisition, Holder would not be restricted from publicly re-selling all of the issuer’s shares and/or other securities that would be received by Holder in such Acquisition to the same extent had Holder exercised or converted this Warrant in full on or prior to the closing of such Acquisition, except to the extent that any such restriction (x) arises solely under federal or state securities laws, rules or regulations, and (y) does not extend beyond six (6) months from the closing of such Acquisition.

SECTION 2.  ADJUSTMENTS TO THE SHARES AND WARRANT PRICE.

2.1

Stock Dividends, Splits, Etc.  If the Company declares or pays a dividend or distribution on the outstanding shares of the Class payable in common stock or other securities or property (other than cash), then upon exercise of this Warrant, for each Share acquired, Holder shall receive, without additional cost to Holder, the total number and kind of securities and property which Holder would have received had Holder owned the Shares of record as of the date the dividend or distribution occurred.  If the Company subdivides the outstanding shares of the Class by reclassification or otherwise into a greater number of shares, the number of Shares purchasable hereunder shall be proportionately increased and the Warrant Price shall be proportionately decreased.  If the outstanding shares of the Class are combined or consolidated, by reclassification or otherwise, into a lesser number of shares, the Warrant Price shall be proportionately increased and the number of Shares shall be proportionately decreased.

2.2

Reclassification, Exchange, Combinations or Substitution.   Upon any event whereby all of the outstanding shares of the Class are reclassified, converted, exchanged, combined, substituted, or replaced for, into, with or by Company securities of a different class and/or series, then from and after the consummation of such event, this Warrant will be exercisable for the number, class and series of Company securities that Holder would have received had the Shares been outstanding on and as of the consummation of such event, and subject to further adjustment thereafter from time to time in accordance with the provisions of this Warrant.   The provisions of this Section 2.2 shall similarly apply to successive reclassifications, exchanges, combinations, substitutions, replacements or other similar events.

2.3

Reserved.

2.4

Reserved.

2.5

No Fractional Share.  No fractional Share shall be issuable upon exercise of this Warrant and the number of Shares to be issued shall be rounded down to the nearest whole Share.  If a fractional Share interest arises upon any exercise of the Warrant, the Company shall eliminate such fractional Share interest by paying Holder in cash the amount computed by multiplying the fractional interest by (i) the fair market value (as determined in accordance with Section 1.3 above) of a full Share, less (ii) the then-effective Warrant Price.

2.6

Notice/Certificate as to Adjustments.  Upon each adjustment of the Warrant Price, Class and/or number of Shares, the Company, at the Company’s expense, shall notify Holder in writing within a reasonable time setting forth the adjustments to the Warrant Price, Class and/or number of Shares and facts upon which such adjustment is based. The Company shall, upon written request from Holder, furnish Holder with a certificate of its Chief Financial Officer, including computations of such adjustment and the Warrant Price, Class and number of Shares in effect upon the date of such adjustment.

SECTION 3. REPRESENTATIONS AND COVENANTS OF THE COMPANY.

3.1

Representations and Warranties.   The Company represents and warrants to, and agrees with, Holder as follows:

(a)

The initial Warrant Price first set forth above is not greater than the average closing price of a share of the Class on the principal Trading Market in which shares of the Class are traded as of the Issue Date hereof for the ten (10) consecutive trading days ending on the trading day immediately prior to the Issue Date hereof.

(b)

The number of Shares for which this Warrant is exercisable on and as of the Issue Date hereof represents not less than 1.25% of the Company’s total issued and outstanding shares of common stock, calculated on and as of the Issue Date hereof on a fully-diluted, common stock-equivalent basis assuming (i) the conversion into common stock of all outstanding securities and instruments (including, without limitation, securities deemed to be outstanding pursuant to clause (ii) of this Section 3.1(b)) convertible by their terms into shares of common stock (regardless of whether such securities or instruments are by their terms now so convertible), (ii) the exercise in full of all outstanding options, warrants (including, without limitation, this Warrant) and other rights to purchase or acquire shares of common stock or securities exercisable for or convertible into shares of common stock (regardless of whether such options, warrants or other rights to purchase or acquire are by their terms then exercisable),  and (iii) the inclusion of all shares of common stock reserved for issuance under all of the Company’s incentive stock and stock option plans and not then subject to outstanding grants or options.

(c)

All Shares which may be issued upon the exercise of this Warrant shall, upon issuance, be duly authorized, validly issued, fully paid and non-assessable, and free of any liens and encumbrances except for restrictions on transfer provided for herein or under applicable federal and state securities laws.  The Company covenants that it shall at all times cause to be reserved and kept available out of its authorized and unissued capital stock such number of shares of the Class and other securities, if any, as will be sufficient to permit the exercise in full of this Warrant.

(d)

The Company’s capitalization table attached hereto as Schedule 1 is true and complete, in all material respects, as of the Issue Date.

3.2

Notice of Certain Events. If the Company proposes at any time to:

(a)

declare any dividend or distribution upon the outstanding shares of the Class, whether in cash, property, stock, or other securities and whether or not a regular cash dividend;

(b)

offer for subscription or sale pro rata to the holders of the outstanding shares of the Class any additional shares of any class or series of the Company’s stock (other than pursuant to contractual pre-emptive rights);

(c)

effect  any  reclassification,  exchange,  combination,  substitution,  reorganization  or recapitalization of the outstanding shares of the Class; or

(d)

effect an Acquisition or to liquidate, dissolve or wind up.

then, in connection with each such event, the Company shall give Holder notice thereof at the same time and in the same manner as the Company notifies the holders of the outstanding shares of the class thereof.  The Company will also provide information requested by Holder that is reasonably necessary to enable Holder to comply with Holder’s accounting or reporting requirements, including without limitation, quarterly financial statements no later than forty-five (45) days of the end of each fiscal quarter of the Company (and promptly and within five (5) days of any material modification thereto) and annual financial statements no later than ninety (90) days of the end of each fiscal year of Company, in each case, in the form as and when delivered to Company’s investors, as well as the budget for each fiscal year, no later than forty-five (45) days of the end of each fiscal year of Company.

3.3

Reserved.

SECTION 4. REPRESENTATIONS, WARRANTIES OF HOLDER.

Holder represents and warrants to the Company as follows:

4.1

Purchase for Own Account.   This Warrant and the Shares to be acquired upon exercise of this Warrant by Holder are being acquired for investment for Holder’s account, not as a nominee or agent, and not with a view to the public resale or distribution within the meaning of the Act.  Holder also represents that it has not been formed for the specific purpose of acquiring this Warrant or the Shares.

4.2

Disclosure of Information.   Holder is aware of the Company’s business affairs and financial condition and has received or has had full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the acquisition of this Warrant and its underlying securities.  Holder further has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of this Warrant and its underlying securities and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to Holder or to which Holder has access.

4.3

Investment Experience.  Holder understands that the purchase of this Warrant and its underlying securities involves substantial risk.  Holder has experience as an investor in securities of companies in the development stage and acknowledges that Holder can bear the economic risk of such Holder’s investment in this Warrant and its underlying securities and has such knowledge and experience in financial or business matters that Holder is capable of evaluating the merits and risks of its investment in this Warrant and its underlying securities and/or has a preexisting personal or business relationship with the Company and certain of its officers, directors or controlling persons of a nature and duration that enables Holder to be aware of the character, business acumen and financial circumstances of such persons.

4.4

Accredited Investor Status.  Holder  is  an  “accredited  investor”  within  the  meaning  of

Regulation D promulgated under the Act.

4.5

The Act.  Holder understands that this Warrant and the Shares issuable upon exercise hereof have not been registered under the Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Holder’s investment intent as expressed herein.  Holder understands that this Warrant and the Shares issued upon any exercise hereof must be held indefinitely unless subsequently registered under the Act and qualified under applicable state securities laws, or unless exemption from such registration and qualification are otherwise available.  Holder is aware of the provisions of Rule 144 promulgated under the Act.

4.6

Reserved.

4.7

No Voting Rights.  Holder, as a Holder of this Warrant, will not have any voting rights until the exercise of this Warrant.

SECTION 5.  MISCELLANEOUS.

5.1

Term and Automatic Conversion Upon Expiration.

(a)

Term.   Subject to the provisions of Sections 1.1 and 1.6 above, this Warrant is exercisable in whole or in part at any time and from time to time on or before 6:00 PM, Pacific Time, on the Expiration Date and shall be void thereafter.

(b)

Automatic Cashless Exercise upon Expiration.   In the event that, upon the Expiration Date, the fair market value of one Share as determined in accordance with Section 1.3 above is greater than the Warrant Price in effect on such date, then this Warrant shall automatically be deemed on and as of such date to be exercised pursuant to Section 1.2 above as to all Shares for which it shall not previously have been exercised, and the Company shall, within a reasonable time, deliver a certificate representing the Shares issued upon such exercise to Holder.

5.2

Legends.  Each certificate evidencing the Shares, if any, shall be imprinted with a legend in substantially the following form:

THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE AND, EXCEPT AS SET FORTH IN THAT CERTAIN WARRANT TO PURCHASE STOCK ISSUED BY THE ISSUER TO RUNWAY GROWTH CREDIT FUND INC. DATED JULY 25, 2017, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS AND UNTIL REGISTERED UNDER SAID ACT AND LAWS OR IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER, SUCH OFFER, SALE, PLEDGE OR OTHER TRANSFER IS EXEMPT FROM SUCH REGISTRATION.

5.3

Compliance with Securities Laws on Transfer.    This  Warrant  and  the  Shares  issuable upon exercise of this Warrant may not be transferred or assigned in whole or in part except in compliance with applicable federal and state securities laws by the transferor  and  the  transferee  (including,  without  limitation,  the  delivery  of  investment  representation  letters  and  legal opinions reasonably satisfactory to the Company, as reasonably requested by the Company).  The Company shall not require Holder to provide an opinion of counsel if the transfer is to any affiliate of Holder, provided that any such transferee is an “accredited investor” as defined in Regulation D promulgated under the Act.   Additionally, the Company shall also not require an opinion of counsel if there is no material question as to the availability of Rule 144 promulgated under the Act.

5.4

Transfer  Procedure.   Subject to the provisions of Section 5.3 and upon providing the Company with written notice, RUNWAY GROWTH CREDIT FUND INC. and any subsequent Holder may transfer all or part of this Warrant or the Shares issuable upon exercise of this Warrant to any transferee, provided, however, in connection with any such transfer, Holder will give the Company notice of the portion of the Warrant and/or Shares being transferred with the name, address and taxpayer identification number of the transferee and Holder will surrender this Warrant to the Company for reissuance to the transferee(s) (and Holder if applicable); and provided further, that any subsequent transferee shall agree in writing with the Company to be bound by all of the terms and conditions of this Warrant.

5.5

Notices.  All notices and other communications hereunder from the Company to Holder, or vice versa, shall be deemed delivered and effective (i) when given personally, (ii) upon actual receipt if given by electronic mail and such receipt is confirmed in writing by the recipient, or (iii) on the first Business Day following delivery to a reliable overnight courier service, courier fee prepaid, in any case at such address as may have been furnished to the Company or Holder, as the case may be, in writing by the Company or the Holder from time to time in accordance with the provisions of this Section 5.5.  All notices to Holder shall be addressed as follows until the Company receives notice of a change of address in connection with a transfer or otherwise:

RUNWAY GROWTH CREDIT FUND INC.

Attn: Thomas B. Raterman

205 N. Michigan Ave., Suite 930

Chicago, IL 60601

Email address: tr@runwaygrowth.com

With a copy (which shall not constitute notice) to:

Latham & Watkins LLP

Attn: Haim Zaltzman

505 Montgomery Street, Suite 2000

San Francisco, CA 94111

Telephone: (415) 391-0600

Facsimile: (650) 463-2600

Email: haim.zaltzman@lw.com

Notice to the Company shall be addressed as follows until Holder receives notice of a change in address:

ASPEN GROUP, INC.

Attn:  Michael D. Mathews

46 E. 21st Street

Third FloorNew York, NY 10010

Email: Michael.mathews@aspen.edu

With a copy (which shall not constitute notice) to:

Nason, Yeager, Gerson, White & Lioce, P.A.

Attention: Michael D. Harris

3001 PGA Boulevard, Suite 305

Palm Beach Gardens, FL 33410

Email: mharris@nasonyeager.com

5.6

Waiver.   This Warrant and any term hereof may be changed, waived, discharged or terminated (either generally or in a particular instance and either retroactively or prospectively) only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

5.7

Attorneys’ Fees.   In the event of any dispute between the parties concerning the terms and provisions of this Warrant, the party prevailing in such dispute shall be entitled to collect from the other party all costs incurred in such dispute, including reasonable attorneys’ fees.

5.8

Counterparts; Facsimile/Electronic Signatures.  This Warrant may be executed in counterparts, all of which together shall constitute one and the same agreement.  Any signature page delivered electronically or by facsimile shall be binding to the same extent as an original signature page with regards to any agreement subject to the terms hereof or any amendment thereto.

5.9

Governing Law.  This Warrant shall be governed by and construed in accordance with the laws of the State of California, without giving effect to its principles regarding conflicts of law.

5.10

Headings.  The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision of this Warrant.

5.11

Business Days.  “Business Day” means any day that is not a Saturday, Sunday or a day on which commercial banks in the State of California are required or permitted to be closed.

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IN WITNESS WHEREOF, the parties have caused this Warrant to Purchase Stock to be executed by their duly authorized representatives effective as of the Issue Date written above.

“COMPANY”

ASPEN GROUP, INC.

By:

__________________________________

Name:

__________________________________

Title:

__________________________________

“HOLDER”

RUNWAY GROWTH CREDIT FUND INC.

By:

__________________________________

Name:

__________________________________

Title:

__________________________________